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Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in Registration Statement No. 333-67664 of Vari-Lite International, Inc. on Form S-8 of our report dated December 31, 2002 appearing in this Annual Report on Form 10-K of Vari-Lite International, Inc. for the year ended September 30, 2002.

/s/ Deloitte & Touche LLP

Dallas, Texas
January 14, 2003

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  Exhibit 23.1
INDEPENDENT AUDITORS' CONSENT